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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 11, 2002



                          Williams Energy Partners L.P.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                       1-16335                   73-1599053
(State or other                 (Commission               I.R.S. Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)



                   One Williams Center, Tulsa, Oklahoma      74172
                   -----------------------------------------------
               (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           This current report on Form 8-K/A reflects changes to Williams Energy Partners L.P.'s (the "Partnership's") audited financial statements filed as part of the current report on Form 8-K (dated April 11, 2002) filed May 3, 2002 that resulted from typographical errors in the line item "Transportation and terminaling revenues: Affiliate" in the Partnership's consolidated income statement for 2001 and the line item "Net property, plant and equipment" in the Partnership's consolidated balance sheet at December 31, 2001. These typographical errors did not affect the "Total Revenues" or "Total Assets" items in these financial statements.

           The Partnership files the following exhibit as part of this report:

           Exhibit 99 Restated consolidated financial statements and notes of the Partnership



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WILLIAMS ENERGY PARTNERS L.P.

                                       By:  Williams GP LLC, its General Partner



Date:  May 8, 2002                          /s/ Suzanne H. Costin
                                               ----------------------------
                                               Name:  Suzanne H. Costin
                                               Title: Corporate Secretary

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
--------                   -----------

  99 Restated consolidated financial statements and notes of the Partnership




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